SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             -----------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 15, 2000



                              HRPT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




           Maryland                   1-9317                 04-6558834
 (State or other jurisdiction      (Commission            (I.R.S. employer
      of incorporation)            file number)        identification number)




  400 Centre Street, Newton, Massachusetts                          02458
  (Address of principal executive offices)                        (Zip code)




        Registrant's telephone number, including area code: 617-332-3990



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Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

     (c)      Exhibits

                  10.1 Loan and Security Agreement, dated December 15, 2000, entered into by and between Cedars LA LLC, Herald Square LLC, Indiana Avenue LLC, Bridgepoint Property Trust, Lakewood Property Trust and 1600 Market Street Property Trust, collectively as Borrowers, and Merrill Lynch Mortgage Lending, Inc., as Lender.

                  10.2 Promissory Note in the amount of $260,000,000, dated December 15, 2000, issued by Cedars LA LLC, Herald Square LLC, Indiana Avenue LLC, Bridgepoint Property Trust, Lakewood Property Trust and 1600 Market Street Property Trust, collectively as Borrowers, to Merrill Lynch Mortgage Lending, Inc., as Lender.

                  10.3 Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Bridgepoint Property Trust in favor of William Z. Fairbanks, Jr. and for the benefit of Merrill Lynch Mortgage Lending, Inc.

                  10.4 Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Lakewood Property Trust in favor of William Z. Fairbanks, Jr. and for the benefit of Merrill Lynch Mortgage Lending, Inc.

                  10.5 Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Herald Square LLC to Lawyers Title Realty Services, Inc. for the benefit of Merrill Lynch Mortgage Lending, Inc.

                  10.6 Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Indiana Avenue LLC to Lawyers Title Realty Services, Inc. for the benefit of Merrill Lynch Mortgage Lending, Inc.

                  10.7 Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Cedars LA LLC to Lawyers Title Company for the benefit of Merrill Lynch Mortgage Lending, Inc.

                  10.8 Open-End Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by 1600 Market Street Property Trust, as Mortgagor, to and for the benefit of Merrill Lynch Mortgage Lending, Inc., as Mortgagee.

                  10.9 Exceptions to Non-Recourse Guaranty, dated December 15, 2000, entered into by Hub Realty College Park I, LLC, as Guarantor, for the

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                           benefit of Merrill Lynch Mortgage  Lending,  Inc., as
                           Lender, in reference to $260,000,000 loan.

                  10.10 Loan and Security Agreement, dated December 15, 2000, entered into by and between Franklin Plaza Property Trust, as Borrower, and Merrill Lynch Mortgage Lending, Inc., as Lender.

                  10.11 Promissory Note in the amount of $44,000,000, dated December 15, 2000, issued by Franklin Plaza Property Trust, as Borrower, to Merrill Lynch Mortgage Lending, Inc., as Lender.

                  10.12 Open-End Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Franklin Plaza Property Trust, as Mortgagor, to and for the benefit of Merrill Lynch Mortgage Lending, Inc., as Mortgagee.

                  10.13 Exceptions to Non-Recourse Guaranty, dated December 15, 2000, entered into by Hub Realty College Park I, LLC, as Guarantor, for the benefit of Merrill Lynch Mortgage Lending, Inc., as Lender, in reference to $44,000,000 loan.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HRPT PROPERTIES TRUST


                                    By:   /s/ John Popeo
                                         John Popeo
                                         Treasurer and Chief Financial Officer

Date:  February 5, 2001





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